Basis of presentation	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Basis of presentation
2.	Basis of presentation
The consolidated financial statements of the Group have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”), taking into account the recommendations of the International Financial Reporting Standards Interpretations Committee (“IFRS IC”). The consolidated financial statements are presented in Euro. Amounts are stated in thousands of Euros, unless otherwise indicated.
The Group had a
non-controlling
interest, representing approximately 3.96% of the Group’s Immatics US, Inc. subsidiary as of December 31, 2019. On July 1, 2020 and as part of the ARYA Merger, the non-controlling
interest of MD Anderson in Immatics US, Inc. was exchanged for ordinary shares in Immatics N.V. See note 3 for further details.
During the preparation of the annual consolidated financial statements for the year ended December 31, 2021, the Group identified an error in the presentation of ‘Cash paid for investments in Other financial assets’ and ‘Cash received from maturity of investments classified in Other financial assets’ in the statement of cash flows. The error resulted in a gross up of cash paid and cash received from maturity of investments within
cashflows from investing activities. As a result, cash paid for investments was understated by €57.3 million and overstated by €24.8 million for the years ended December 31, 2019 and 2020 respectively with an offsetting under- and overstatement of cash received from investments. In addition cash paid for investments was overstated by €21.3 million (unaudited),
 €42.4
million (unaudited)
and €42.5 million (unaudited) for the three months ended March 3
1
, 2021, the six months ended June 30, 2021 and the nine months ended September 30, 2021, respectively with an offsetting overstatement of cash received from investments. There was no impact on total cash flows from investing activities for any of the periods presented.
The Company has evaluated the effect of this misclassification, both qualitatively and quantitatively, and concluded that the correction did not have a material impact on, nor require amendment of, any previously filed financial statements.

2.1	Going concern
Since inception, the Group’s activities have consisted primarily of raising capital and performing research and development activities to advance its technologies. The Group is still in the development phase and has not yet marketed any products commercially. Immatics’ ongoing success depends on the successful development and regulatory approval of its products and its ability to finance operations. The Group will seek additional funding to reach its development and commercialization objectives.
The Group plans to seek funds through further private or public equity financings, debt financings, collaboration agreements and marketing, distribution or licensing arrangements. The Group may not be able to obtain financing or enter into collaboration or other arrangements on acceptable terms. If the Group is unable to obtain funding, it could be forced to delay, reduce or eliminate some or all of its research and development programs, product portfolio expansion or commercialization efforts, which could adversely affect its business prospects. However, Immatics’ cash and cash equivalents as well as short-term deposits will be sufficient to fund operating expenses and capital expenditure requirements for at least twelve months from the issuance date.
The accompanying consolidated financial statements have been prepared on a going concern basis. This contemplates the Group will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of operations. The consolidated financial statements do not reflect any adjustments relating to the recoverability and classification of assets or the amounts and classification of liabilities that would be necessary, was the Group unable to continue as a going concern.

2.4	COVID-19
In December 2019, a novel strain of coronavirus
(“COVID-19”)
emerged. In response, many countries and businesses still institute travel
restrictions, quarantines, and office closures. The extent of the pandemic and governmental responses may impact our ability to obtain raw materials and equipment used for research and development, obtain sufficient additional funds to finance our operations, and conduct clinical trials, any of which could materially and adversely affect our business.
Management continues to monitor the situation and enacted significant measures to protect the Group’s supply chain, employees, and the execution of clinical trials. To date, the pandemic has not significantly impacted the Group. The ongoing spread of
COVID-19
may in the future negatively impact the Group’s ability to conduct clinical trials, including potential delays and restrictions on the Group’s ability to recruit and retain patients, and the availability of principal investigators and healthcare employees.
COVID-19
could also affect the operations of contract research organizations, which may also result in delays or disruptions in the supply of product candidates. Immatics continues to expand its clinical programs with additional clinical trial sites opening in the U.S. and in Europe. Given the ongoing vaccination programs both in the U.S. and in Europe we currently do not expect significant negative impacts on the Group’s activities in the future, but variants of
COVID-19
could limit the impact of vaccines and lead to negative impacts on the Group’s activities.